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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      January 31, 2002
                                                      ----------------


                           THE SPORTS AUTHORITY, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                1-13426                                     36-3511120
---------------------------------        --------------------------------------
     (Commission File Number)              (I.R.S. Employer Identification No.)

3383 North State Road 7, Ft. Lauderdale, FL                    33319
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      (Address of principal executive offices)              (Zip Code)

          Registrant's telephone number, including area code (954) 735-1701
                                                             --------------


                                     N.A.
--------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     See the news release attached as Exhibit 99, the text of which is incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE SPORTS AUTHORITY, INC.


Date:  January 31, 2002              By: /s/ George R. Mihalko
                                         ---------------------
                                         George R. Mihalko
                                         Vice Chairman and
                                         Chief Administrative Officer

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                               INDEX TO EXHIBITS


Exhibit
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99        News release dated January 31, 2002






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